Exhibit 99.1
VIAVI Announces Second Quarter Fiscal 2026 Results
Chandler, Arizona, January 28, 2026 — VIAVI (NASDAQ: VIAV) today reported results for its fiscal second quarter ended December 27, 2025 with the following highlights.
Second Quarter
•Net revenue of $369.3 million, up $98.5 million or 36.4% year-over-year
•GAAP operating margin of 3.1%, down 510 bps year-over-year
•Non-GAAP operating margin of 19.3%, up 440 bps year-over-year
•GAAP net loss of $48.1 million, down $57.2 million or 628.6% year-over-year
•Non-GAAP net income of $51.5 million, up $22.1 million or 75.2% year-over-year
•GAAP diluted earnings per share (EPS) of $(0.21), down $0.25 or 625.0% year-over-year
•Non-GAAP diluted EPS of $0.22, up $0.09 or 69.2% year-over-year

“VIAVI’s performance for the second quarter came in at the high end of our guidance, driven by strength across most of our end markets. We expect the strong momentum and demand in the data center ecosystem and aerospace and defense applications to continue driving our anticipated growth this calendar year,” said Oleg Khaykin, VIAVI's President and Chief Executive Officer.

Financial Overview:

The tables below (in millions, except percentage and per share data) provide comparisons of quarterly results to prior periods, including sequential quarterly and year-over-year changes. A full reconciliation between the GAAP and non-GAAP measures included in the tables is contained in this release under the section titled “Use of Non-GAAP (Adjusted) Financial Measures.”

Fiscal Second Quarter Ended December 27, 2025

	GAAP Results
	Q2	Q1	Q2	Change
	FY 2026	FY 2026	FY 2025	Q/Q	Y/Y
Net revenue	$369.3	$299.1	$270.8	23.5%	36.4%
Gross margin	57.0%	56.5%	59.4%	50 bps	(240) bps
Operating margin	3.1%	2.5%	8.2%	60 bps	(510) bps
Income from operations	$11.4	$7.6	$22.2	50.0%	(48.6)%
Net (loss) income per share	(0.21)	(0.10)	0.04	(110.0)%	(625.0)%

	Non-GAAP Results
	Q2	Q1	Q2	Change
	FY 2026	FY 2026	FY 2025	Q/Q	Y/Y
Gross margin	61.8%	60.0%	61.1%	180 bps	70 bps
Operating margin	19.3%	15.7%	14.9%	360 bps	440 bps
Income from operations	$71.4	$47.1	$40.4	51.6%	76.7%
Earnings per share	0.22	0.15	0.13	46.7%	69.2%

	Net Revenue by Segment
	Q2	Q1	Q2	Change
	FY 2026	FY 2026	FY 2025	Q/Q	Y/Y
Network and Service Enablement	$291.5	$216.0	$199.9	35.0%	45.8%
Optical Security and Performance Products	77.8	83.1	70.9	(6.4)%	9.7%
Total	$369.3	$299.1	$270.8	23.5%	36.4%

•Americas, Asia-Pacific and EMEA customers represented 46.3%, 29.3% and 24.4%, respectively, of total net revenue for the quarter ended December 27, 2025.

•As of December 27, 2025, the Company held $772.1 million in total cash, short-term investments and short-term restricted cash.

•As of December 27, 2025, the Company had $49.0 million aggregate principal amount of 1.625% Senior Convertible Notes, $250.0 million aggregate principal amount of 0.625% Senior Convertible Notes, $400 million aggregate principal amount of 3.75% Senior Notes and $600.0 million aggregate principal amount of Term Loan B with a total net carrying value of $1,275.1 million.

•During the fiscal quarter ended December 27, 2025, the Company generated $42.5 million of cash flows from operations.

Restructuring Plan

On January 23, 2026, the Company approved a restructuring plan (the “Plan”) to improve operational efficiencies, better align the Company’s workforce with current business needs and strategic growth opportunities and includes integration of recently acquired businesses. The Plan includes a global workforce reduction, facilities rationalization and asset write-offs.

The Company expects approximately 5% of its global workforce to be affected. The Company estimates it will incur total charges of approximately $32 million in connection with the Plan, including approximately $24 million in cash expenditures, primarily related to employee severance and related costs. The Company expects to recognize the majority of these charges by the end of June 2026 with the Plan substantially completed by the end of calendar 2026. The Company anticipates the Plan to result in approximately $30 million in annualized cost savings upon completion.

The amount and timing of the financial impact may differ from the initial estimates provided.

Business Outlook for the Third Quarter of Fiscal 2026

For the third quarter of fiscal 2026 ending March 28, 2026, the Company expects net revenue to be between $386 million to $400 million and non-GAAP EPS to be between $0.22 to $0.24.

With respect to our expectations above, the Company has not reconciled GAAP net (loss) income per share to non-GAAP EPS in this press release because it is unable to provide a meaningful or accurate estimate of certain reconciling items described in the “Use of Non-GAAP (Adjusted) Financial Measures” section below and the information is not available without unreasonable effort as a result of the inherent difficulty of forecasting the timing and/or amounts of certain items, including certain charges related to restructuring, acquisition, integration and related charges. In addition, the Company believes such reconciliations would imply a degree of precision that may be confusing or misleading to investors.

Conference Call

The Company will discuss these results and other related matters at 1:30 p.m. Pacific Time on January 28, 2026 in a live webcast, which will also be archived for replay on the Company’s website at https://investor.viavisolutions.com.  The Company will post supplementary slides outlining the Company’s latest financial results on https://investor.viavisolutions.com under the “Quarterly Results” section concurrently with this earnings press release. This press release is being furnished as a Current Report on Form 8-K with the Securities and Exchange Commission, and will be available at www.sec.gov.

About VIAVI Solutions

VIAVI (NASDAQ: VIAV) is a global leader in test and measurement and optical technologies. Our test, monitoring, assurance, and resilient position, navigation and timing solutions enable and secure critical infrastructure ranging from data center ecosystems and communication networks to military, aerospace, railway and first responder communications. In addition, we develop and advance technologies used in high-volume optical applications across anti-counterfeiting, consumer electronics, aerospace industrial and automotive end markets.

Learn more about VIAVI at www.viavisolutions.com. Follow us on VIAVI Perspectives, LinkedIn and YouTube.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include any expectation, anticipation or guidance as to future financial performance, including future revenue, gross margin, operating expense, operating margin, profitability targets, cash flow and other financial metrics, as well as the impact and duration of certain trends and market position and conditions, including market stabilization and recovery. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected. In particular, the Company’s ability to predict future financial performance continues to be difficult due to, among other things: (a) continuing general limited visibility across many of our product lines; (b) quarter-over-quarter product mix fluctuations, which can materially impact profitability measures due to the broad gross margin ranges across our portfolio; (c) consolidations in our industry and customer base; (d) competitive pressures; (e) unforeseen changes or deceleration in the demand for current and new products, technologies, services, delays or unforeseen events in the roll-out of new industry platforms or evolving technology such as 3D sensing and customer purchasing delays due to macroeconomic conditions, tightening of expenditures or as they assess or transition to such new technologies and/or architectures, all of which limit near-term demand visibility, and could negatively impact potential revenue; (f) continued decline of average selling prices across our businesses; (g) notable seasonality and a significant level of in-quarter book-and-ship business; (h) various product and manufacturing transfers, site consolidations, product discontinuances and restructuring and workforce reduction plans, including the number of employees impacted by a restructuring plan, the estimated expenses the Company will recognize, the timing of these payments and expenses, and anticipated cost savings associated with such plans; (i) challenges in execution of business strategy; (j) financial projections and expectations, including profitability of certain business units, synergies, benefits and other matters related to the acquisition of the high-speed ethernet, network security and channel emulation testing business of Spirent Communications plc; (k) challenges integrating the businesses the Company has acquired and realizing all of the expected benefits and savings; (l) supply chain and materials constraints and the ability of our suppliers and contract manufacturers to meet production and delivery requirements to our forecasted demand; (m) potential disruptions or delays to our manufacturing and operations due to climate conditions and natural disasters in the regions where we operate, such as wildfires, drought conditions and related water shortages in Arizona, as well as wildfires in Northern California and related blackouts and power outages in that region; (n) the uncertain and ongoing impact to our supply chain of geopolitical tensions, such as the ongoing conflict between Russia and Ukraine and the instability in the Middle East, evolving global trade and tariff negotiations and the uncertain tariff landscape, sanctions and other trade measures imposed by domestic and foreign governments, adverse actions and escalating tensions with foreign governments, including China, and the possibility of escalation of “trade wars,” cyber-attacks, and retaliatory measures; (o) the impact of infectious disease outbreaks, epidemics, and pandemics on our financial results, revenues, customer demand, business operations and manufacturing and on the business operations of our customers, contract manufacturers and suppliers; and (p) inherent uncertainty related to global markets, including inflationary pressures, recessions, tightening monetary policy and liquidity, and the effect of such markets on demand for our products. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected. For more information on the risks and uncertainties associated with the Company’s business, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of the Company’s filings with the Securities and Exchange Commission, including, but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q. The forward-looking statements contained in this press release are made as of the date thereof and the Company assumes no obligation to update such statements. We have not filed our Form 10-Q for the quarter ended December 27, 2025. As a result, all financial results described in this earnings release should be considered preliminary, and are subject to change to reflect any necessary adjustments or changes in accounting estimates, that are identified prior to the time we file the Form 10-Q.

Contact Information

Investors:
Vibhuti Nayar
408-404-6305
vibhuti.nayar@viavisolutions.com

Press:
Amit Malhotra
202-341-8624
amit.malhotra@viavisolutions.com

The following financial tables are presented in accordance with GAAP, unless otherwise specified.

-SELECTED PRELIMINARY FINANCIAL DATA -

VIAVI SOLUTIONS INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in millions, except per share data)
(unaudited)
PRELIMINARY

	Three Months Ended		Six Months Ended
	December 27, 2025	December 28, 2024	December 27, 2025	December 28, 2024
Net revenue	$369.3	$270.8	$668.4	$509.0
Cost of revenues	146.2	106.7	269.4	205.5
Amortization of acquired technologies	12.5	3.3	19.4	6.6
Gross profit	210.6	160.8	379.6	296.9
Operating expenses:
Research and development	65.9	52.1	121.9	101.5
Selling, general and administrative	127.1	84.3	231.3	158.4
Amortization of other intangibles	6.3	1.0	7.8	2.1
Restructuring and related (benefits) charges	(0.1)	1.2	(0.4)	1.2
Total operating expenses	199.2	138.6	360.6	263.2
Income from operations	11.4	22.2	19.0	33.7
Interest and other (expense) income, net	(34.8)	3.9	(37.3)	7.1
Interest expense	(15.3)	(7.5)	(22.7)	(15.0)
(Loss) income before income taxes and equity investment earnings	(38.7)	18.6	(41.0)	25.8
Provision for income taxes	9.7	9.5	28.7	18.5
Equity investment earnings	0.3	—	0.2	—
Net (loss) income	$(48.1)	$9.1	$(69.5)	$7.3

Net (loss) income per share:
Basic	$(0.21)	$0.04	$(0.31)	$0.03
Diluted	$(0.21)	$0.04	$(0.31)	$0.03

Shares used in per share calculations:
Basic	223.9	222.0	223.4	222.0
Diluted	223.9	224.8	223.4	224.4

The preliminary financial statements are estimated based on our current information.

VIAVI SOLUTIONS INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in millions, unaudited)
PRELIMINARY

	December 27, 2025	June 28, 2025
ASSETS
Current assets:
Cash and cash equivalents	$765.5	$423.6
Short-term investments	1.9	1.7
Restricted cash	4.7	3.7
Accounts receivable, net	284.6	261.0
Inventories, net	141.0	117.9
Prepayments and other current assets	80.9	77.3
Total current assets	1,278.6	885.2
Property, plant and equipment, net	227.4	231.9
Goodwill, net	704.4	595.7
Intangibles, net	418.6	131.6
Deferred income taxes	78.5	87.2
Other non-current assets	70.3	62.2
Total assets	$2,777.8	$1,993.8
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$91.4	$68.8
Accrued payroll and related expenses	80.1	63.6
Deferred revenue	83.6	74.1
Accrued expenses	24.5	28.7
Short-term debt	53.4	246.2
Other current liabilities	156.6	108.3
Total current liabilities	489.6	589.7
Long-term debt	1,221.7	396.3
Other non-current liabilities	232.2	227.6
Total liabilities	1,943.5	1,213.6
Total stockholders’ equity	834.3	780.2
Total liabilities and stockholders’ equity	$2,777.8	$1,993.8

The preliminary financial statements are estimated based on our current information.

VIAVI SOLUTIONS INC.
REPORTABLE SEGMENT INFORMATION
(in millions, unaudited)
PRELIMINARY

	Three Months Ended December 27, 2025

	Network and Service Enablement	Optical Security and Performance Products	Other Items (1)	Consolidated GAAP Measures
Net revenue	$291.5	$77.8	$—	$369.3

Gross profit	$188.6	$39.5	$(17.5)	$210.6
Gross margin	64.7%	50.8%		57.0%

Operating income	$45.4	$26.0	$(60.0)	$11.4
Operating margin	15.6%	33.4%		3.1%

	Three Months Ended December 28, 2024

	Network and Service Enablement	Optical Security and Performance Products	Other Items (1)	Consolidated GAAP Measures
Net revenue	$199.9	$70.9	$—	$270.8

Gross profit	$129.5	$35.9	$(4.6)	$160.8
Gross margin	64.8%	50.6%		59.4%

Operating income	$17.4	$23.0	$(18.2)	$22.2
Operating margin	8.7%	32.4%		8.2%

	Six Months Ended December 27, 2025

	Network and Service Enablement	Optical Security and Performance Products	Other Items (1)	Consolidated GAAP Measures
Net revenue	$507.5	$160.9	$—	$668.4

Gross profit	$324.7	$83.0	$(28.1)	$379.6
Gross margin	64.0%	51.6%		56.8%

Operating income	$61.7	$56.8	$(99.5)	$19.0
Operating margin	12.2%	35.3%		2.8%

	Six Months Ended December 28, 2024

	Network and Service Enablement	Optical Security and Performance Products	Other Items (1)	Consolidated GAAP Measures
Net revenue	$359.3	$149.7	$—	$509.0

Gross profit	$226.6	$79.5	$(9.2)	$296.9
Gross margin	63.1%	53.1%		58.3%

Operating income	$10.1	$54.2	$(30.6)	$33.7
Operating margin	2.8%	36.2%		6.6%
(1) See Reconciliation of GAAP Measures from Continuing Operations to Non-GAAP Measures below for details of Other Items.

The preliminary financial schedules are estimated based on our current information.

Use of Non-GAAP (Adjusted) Financial Measures

The Company provides non-GAAP operating income, non-GAAP operating margin, non-GAAP net income and non-GAAP EPS financial measures as supplemental information regarding the Company’s operational performance and believes providing this additional information allows investors to see Company results through the eyes of management, and better to evaluate more clearly and consistently the Company’s core operational performance and expenses and evaluate the efficacy of the methodology used by management to measure such performance. The Company uses the measures disclosed in this release to evaluate the Company’s historical and prospective financial performance, as well as its performance relative to its competitors. Specifically, management uses these items to further its own understanding of the Company’s core operating performance, which the Company believes represents its performance in the ordinary, ongoing and customary course of its operations. Accordingly, management excludes from core operating performance items such as those relating to certain purchase price accounting adjustments, amortization of acquisition related intangibles, amortization expense related to acquisition related inventory step-up, stock-based compensation, legal settlements, restructuring, changes in fair value of contingent consideration liabilities, certain investing and acquisition related expenses and other activities and income tax expenses or benefits that management believes are not reflective of such ordinary, ongoing and core operating activities. The non-GAAP adjustments are outlined below.

Cost of revenues, costs of research and development and costs of selling, general and administrative: The Company’s GAAP presentation of gross margin and operating expenses may include (i) additional depreciation and amortization from changes in estimated useful life and the write-down of certain property, plant and equipment and intangibles, (ii) charges such as severance, benefits and outplacement costs related to restructuring plans with a specific and defined term, (iii) costs for facilities not required for ongoing operations, and costs related to the relocation of certain equipment from these facilities and/or contract manufacturer facilities, (iv) stock-based compensation, (v) amortization expense related to acquired intangibles, (vi) amortization expense related to acquisition related inventory step-up, (vii) changes in fair value of contingent consideration liabilities, (viii) acquisition related transaction and integration costs related to acquired entities, (ix) significant legal settlements and other contingencies and (x) other charges unrelated to our core operating performance comprised mainly of other costs and contingencies unrelated to current and future operations, including transformational initiatives such as the implementation of simplified automated processes, site consolidations, and reorganizations. The Company excludes these items in calculating non-GAAP operating margin, non-GAAP net income and non-GAAP EPS.

Non-cash interest expense and other expense: The Company excludes certain expenses, including loss on debt extinguishment, accretion of debt discount, and other non-cash activities that management believes are not reflective of such ordinary, ongoing and core operating activities, when calculating non-GAAP net income and non-GAAP EPS.

Income tax expense or benefit: The Company excludes certain non-cash tax expense or benefit items, such as (i) the utilization of net operating losses (NOLs) where valuation allowances were released, (ii) intra-period tax allocation benefit and (iii) the tax effect for amortization of non-tax deductible intangible assets, in calculating non-GAAP net income and non-GAAP EPS.

Non-GAAP financial measures are not in accordance with, preferable to, or an alternative for, generally accepted accounting principles in the United States. The GAAP measure most directly comparable to non-GAAP operating income is operating income. The GAAP measure most directly comparable to non-GAAP operating margin is operating margin. The GAAP measure most directly comparable to non-GAAP net income is net income. The GAAP measure most directly comparable to non-GAAP EPS is earnings per share.

VIAVI SOLUTIONS INC.
RECONCILIATION OF GAAP MEASURES FROM CONTINUING OPERATIONS
TO NON-GAAP MEASURES
(in millions, except per share data)
(unaudited)
PRELIMINARY
The following tables reconcile GAAP measures to non-GAAP measures:

	Three Months Ended				Six Months Ended
	December 27, 2025		December 28, 2024		December 27, 2025		December 28, 2024
	Gross Profit	Gross Margin	Gross Profit	Gross Margin	Gross Profit	Gross Margin	Gross Profit	Gross Margin
GAAP measures	$210.6	57.0%	$160.8	59.4%	$379.6	56.8%	$296.9	58.3%
Stock-based compensation	1.1	0.3%	1.3	0.5%	2.1	0.3%	2.5	0.5%
Other charges unrelated to core operating performance	1.3	0.4%	—	—%	1.4	0.2%	0.1	—%
Amortization of acquisition related inventory step-up	2.6	0.7%	—	—%	5.2	0.8%	—	—%
Amortization of intangibles	12.5	3.4%	3.3	1.2%	19.4	2.9%	6.6	1.3%
Total related to Cost of Revenues	17.5	4.8%	4.6	1.7%	28.1	4.2%	9.2	1.8%
Non-GAAP measures	$228.1	61.8%	$165.4	61.1%	$407.7	61.0%	$306.1	60.1%

	Three Months Ended				Six Months Ended
	December 27, 2025		December 28, 2024		December 27, 2025		December 28, 2024
	Operating Income	Operating Margin	Operating Income	Operating Margin	Operating Income	Operating Margin	Operating Income	Operating Margin
GAAP measures	$11.4	3.1%	$22.2	8.2%	$19.0	2.8%	$33.7	6.6%
Stock-based compensation	13.9	3.7%	13.7	5.1%	27.3	4.1%	26.4	5.2%
Change in fair value of contingent liability	10.8	2.9%	(3.9)	(1.4)%	21.7	3.2%	(7.4)	(1.4)%
Acquisition and integration related charges	7.8	2.1%	2.8	1.0%	11.7	1.8%	3.4	0.7%
Other charges (benefits) unrelated to core operating performance (1)	6.2	1.7%	0.1	—%	6.8	1.0%	(0.4)	(0.1)%
Amortization of acquisition related inventory step-up	2.6	0.7%	—	—%	5.2	0.8%	—	—%
Amortization of intangibles	18.8	5.1%	4.3	1.6%	27.2	4.1%	8.7	1.7%
Restructuring and related (benefits) charges	(0.1)	—%	1.2	0.4%	(0.4)	(0.1)%	1.2	0.2%
Litigation settlement	—	—%	—	—%	—	—%	(1.3)	(0.3)%
Total related to Cost of Revenues and Operating Expenses	60.0	16.2%	18.2	6.7%	99.5	14.9%	30.6	6.0%
Non-GAAP measures	$71.4	19.3%	$40.4	14.9%	$118.5	17.7%	$64.3	12.6%

	Three Months Ended				Six Months Ended
	December 27, 2025		December 28, 2024		December 27, 2025		December 28, 2024
	Net (Loss) Income	Diluted EPS	Net Income	Diluted EPS	Net (Loss) Income	Diluted EPS	Net Income	Diluted EPS
GAAP measures	$(48.1)	$(0.21)	$9.1	$0.04	$(69.5)	$(0.31)	$7.3	$0.03
Items reconciling GAAP Net Loss (Income) and EPS to Non-GAAP Net Income and EPS:
Stock-based compensation	13.9	0.06	13.7	0.06	27.3	0.12	26.4	0.12
Change in fair value of contingent liability	10.8	0.05	(3.9)	(0.02)	21.7	0.10	(7.4)	(0.03)
Acquisition and integration related charges	7.8	0.03	2.8	0.01	11.7	0.05	3.4	0.02
Other charges (benefits) unrelated to core operating performance (1)	6.2	0.03	0.1	—	6.8	0.03	(0.4)	(0.01)
Amortization of acquisition related inventory step-up	2.6	0.01	—	—	5.2	0.02	—	—
Amortization of intangibles	18.8	0.08	4.3	0.02	27.2	0.12	8.7	0.04
Restructuring and related (benefits) charges	(0.1)	—	1.2	0.01	(0.4)	—	1.2	0.01
Litigation settlement	—	—	—	—	—	—	(1.3)	(0.01)
Non-cash interest expense and other expense (2)	39.4	0.17	1.1	0.01	44.2	0.19	2.2	0.01
Provision for income taxes	0.2	—	1.0	—	10.4	0.05	1.7	0.01
Total related to Net Income and EPS	99.6	0.43	20.3	0.09	154.1	0.68	34.5	0.16
Non-GAAP measures	$51.5	$0.22	$29.4	$0.13	$84.6	$0.37	$41.8	$0.19
Shares used in per share calculation for Non-GAAP EPS		233.4		224.8		230.7		224.4
Note: Certain totals may not add due to rounding.
(1) Included in the three and six months ended December 27, 2025 is $3.5 million of losses on disposal of long-lived assets, $2.1 million charge for restoration services for a VIAVI facility impacted by a fire and other charges unrelated to core operating performance. Included in the six months ended December 28, 2024 is a gain of $0.9 million on the sale of assets previously classified as held for sale and other charges unrelated to core operating performance of $0.5 million.
(2) The Company incurred losses of $38.7 million and $42.5 million for the three and six months ended December 27, 2025, respectively, in connection with the extinguishment of certain 1.625% Senior Convertible Notes.
The preliminary financial schedules are estimated based on our current information.

VIAVI SOLUTIONS INC.
RECONCILIATION OF GAAP MEASURES FROM CONTINUING OPERATIONS
TO ADJUSTED EBITDA
(in millions, unaudited)
PRELIMINARY

	Three Months Ended		Six Months Ended
	December 27, 2025	December 28, 2024	December 27, 2025	December 28, 2024
GAAP Net (loss) income	$(48.1)	$9.1	$(69.5)	$7.3
Interest and other expense (income), net (1)	34.8	(3.9)	37.3	(7.1)
Interest expense	15.3	7.5	22.7	15.0
Provision for income taxes	9.7	9.5	28.7	18.5
Equity investment earnings	(0.3)	—	(0.2)	—
Depreciation	10.0	9.8	19.8	19.5
Amortization	18.8	4.3	27.2	8.7
EBITDA	40.2	36.3	66.0	61.9
Restructuring and related (benefits) charges	(0.1)	1.2	(0.4)	1.2
Stock-based compensation	13.9	13.7	27.3	26.4
Change in fair value of contingent liability	10.8	(3.9)	21.7	(7.4)
Acquisition and integration related charges	7.8	2.8	11.7	3.4
Other charges (benefits) unrelated to core operating performance (2)	6.2	—	6.7	(1.9)
Amortization of acquisition related inventory step-up	2.6	—	5.2	—
Adjusted EBITDA	$81.4	$50.1	$138.2	$83.6
Note: Certain totals may not add due to rounding.
(1) The Company incurred losses of $38.7 million and $42.5 million for the three and six months ended December 27, 2025, respectively, in connection with the extinguishment of certain 1.625% Senior Convertible Notes.
(2) Included in the three and six months ended December 27, 2025 is $3.5 million of losses on disposal of long-lived assets, $2.1 million charge for restoration services for a VIAVI facility impacted by a fire and other charges unrelated to core operating performance. Included in the six months ended December 28, 2024 is a gain on litigation settlement of $1.3 million, a gain on the sale of assets previously classified as held for sale of $0.9 million and other charges unrelated to core operating performance of $0.3 million.

The preliminary financial schedules are estimated based on our current information.